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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 21, 2003
                                                          --------------
                                   Belk, Inc.
                                   ----------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                    000-26207
                                    ---------
                            (Commission File Number)

                                   56-2058574
                                   ----------
                      (IRS Employer Identification Number)

           2801 West Tyvola Road, Charlotte, North Carolina 28217-4500
           -----------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (704) 357-1000
                                                           --------------
                                 --------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

         99.1     Press Release dated April 21, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

         The information contained in this Item 9 is being furnished to the Securities and Exchange Commission (the "Commission") pursuant to Item 12 of Form 8-K, "Disclosure of Results of Operations and Financial Condition," as directed by the Commission in Release No. 34-47583.

         On April 21, 2003, Belk, Inc. (the "Company") issued a press release containing information about the Company's financial condition or results of operations for the annual period ended February 1, 2003. A copy of the press release is attached hereto as Exhibit 99.1.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  April 21, 2003.

                                   Belk, Inc.


                                   By: /s/ Ralph A. Pitts
                                      -----------------------------------------
                                      Ralph A. Pitts
                                      Executive Vice President, General Counsel
                                      and Secretary





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                                  EXHIBIT INDEX



Exhibit Number and Description


99.1       Press Release issued April 21, 2003.